UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on March 25, 2021, II-VI Incorporated, a Pennsylvania corporation (“II-VI”), Watson Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of II-VI (“Merger Sub”), and Coherent, Inc., a Delaware corporation (“Coherent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions, the merger of Merger Sub with and into Coherent (the “Merger”), with Coherent surviving the Merger as a wholly owned subsidiary of II-VI.

In connection with the Merger, II-VI filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement of II-VI and Coherent that also constitutes a prospectus of II-VI, dated May 6, 2021 (the “Joint Proxy Statement/Prospectus”), which II-VI and Coherent commenced mailing to shareholders of II-VI and stockholders of Coherent on or about May 10, 2021.

SUPPLEMENTAL DISCLOSURES

The following information supplements the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below have the meanings set forth in the Joint Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, II-VI and Coherent make the following supplemental disclosures:

The disclosure under the heading “Certain Unaudited Prospective Financial Information” beginning on page 133 of the joint proxy statement/prospectus is hereby amended by including the following at the end of the eighth paragraph under that heading (such paragraph being the first full paragraph on page 135):

Financial measures included in forecasts provided to a financial advisor for use in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, we have not provided a reconciliation of the financial measures included in the company projections which have been provided to BofA Securities and Credit Suisse for purposes of preparing their financial analyses and opinions.

The disclosure under the heading “II-VI Adjusted Prospective Financial Information” on page 138 of the joint proxy statement/prospectus is hereby amended by including the following at the end of the first paragraph under that heading:

Financial measures included in forecasts provided to a financial advisor for use in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, we have not provided a reconciliation of the financial measures included in the company projections which have been provided to BofA Securities and Credit Suisse for purposes of preparing their financial analyses and opinions.

The disclosure under the heading “Summary of Material Coherent Financial Analyses” beginning on page 107 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the tenth and eleventh paragraphs under that heading (such paragraphs beginning on page 109 and continuing on to page 110) in their entirety with the following:

Discounted Cash Flow Analysis. BofA Securities performed a discounted cash flow analysis of Coherent to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Coherent was forecasted to generate during Coherent’s second, third and fourth quarters of fiscal year 2021 and fiscal years 2022 through 2026 based on the Coherent forecasts. BofA Securities calculated terminal values for Coherent by applying to Coherent’s estimated standalone unlevered, after-tax free cash flow of $271 million for the terminal year a range of perpetuity growth rates of 3.0% to 4.0%, which perpetuity growth rates were selected based on BofA Securities’ professional judgment and experience. The cash flows and terminal values were then discounted to present value, assuming a mid-year convention, as of December 31, 2020 using discount rates ranging from 8.5% to 11.5%, which were based on an estimate of Coherent’s weighted average cost of capital, derived using the capital asset pricing model, which took into account, among other things, risk free rate, unlevered beta, and historical equity risk premium and BofA Securities’ professional judgment and experience. From the resulting enterprise values, BofA Securities added net cash of $85 million to derive equity values.

This analysis indicated the following approximate implied per share equity value reference ranges for Coherent (rounded to the nearest $0.25) as compared to the per share price of Coherent common stock implied by the merger consideration:

Implied Per Share Equity Value Reference Range for Coherent	Per Share Price Implied by Merger Consideration
$104.75 - $196.25	$281.21

The disclosure under the heading “Opinions of Coherent’s Financial Advisors – Opinion of BofA Securities” beginning on page 103 is hereby amended and supplemented by replacing the second, third, fourth and fifth bullet points of the fourth paragraph under that heading (such paragraph beginning on page 104) in their entirety with the following:

•

reviewed certain internal financial and operating information with respect to the business, operations and prospects of Coherent furnished to or discussed with BofA Securities by the management of Coherent, including certain financial forecasts relating to Coherent prepared by or at the direction of and approved by the management of Coherent (such forecasts we refer to as “Coherent forecasts” and are set forth in the section titled “The Merger—Certain Unaudited Prospective Financial Information—Coherent Prospective Financial Information—C. Coherent management case prospective financial information” beginning on page 136 of this joint proxy statement/prospectus);

•

reviewed certain internal financial and operating information with respect to the business, operations and prospects of II-VI furnished to or discussed with BofA Securities by the management of II-VI, including certain financial forecasts relating to II-VI prepared by the management of II-VI (such forecasts we refer to as “II-VI forecasts” and are set forth in the section titled “The Merger—Certain Unaudited Prospective Financial Information—II-VI Prospective Financial Information” beginning on page 137 of this joint proxy statement/prospectus);

•

reviewed an alternative version of the II-VI forecasts incorporating certain adjustments thereto made by the management of Coherent and certain extrapolations thereto prepared by or at the direction of and approved by the management of Coherent (such forecasts we refer to as “adjusted II-VI forecasts” and are set forth in the section titled “The Merger—Certain Unaudited Prospective Financial Information—Coherent-Adjusted II-VI Prospective Financial Information” beginning on page 137 of this joint proxy statement/prospectus) and discussed with the management of Coherent its assessments as to the relative likelihood of achieving the future financial results reflected in the II-VI forecasts and the adjusted II-VI forecasts;

•

reviewed certain estimates furnished to BofA Securities by the management of Coherent as to the amount and timing of cost savings and the costs of achieving such results (which we refer to as the “cost savings” and are set forth in the section titled “The Merger—Certain Unaudited Prospective Financial Information—Certain Potential Combined Company Cost Savings and Revenue Synergies” beginning on page 139 of this joint proxy statement/prospectus) anticipated by the managements of Coherent and II-VI to result from the merger;

The disclosure under the heading “Summary of Material Coherent Financial Analyses” beginning on page 107 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the twelfth paragraph under that heading (such paragraph beginning on page 110) in its entirety with the following:

Other Factors. BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•

the trading range for the Coherent common stock for the 12-month period as of January 15, 2021 (the last trading day prior to the public announcement of the January 18 Lumentum Merger Agreement), which was $82.09 to $175.70 per share; and

•

the following publicly available equity research analyst price targets for the Coherent common stock available as of January 15, 2021 (the last trading day prior to the public announcement of the January 18 Lumentum Merger Agreement), and noted that the range of such price targets (discounted one year by 10% cost of equity) was $127.25 to $154.50 per share:

Firm	Price Target
Barclays	$140.00
Edgewater Research	NA
Goldman Sachs	$169.00
The Benchmark Company	$160.00
Longbow Research	NA
Susquehanna Financial Group	$160.00
CJS Securities	$170.00
Stifel Nicolaus	$140.00
Northcoast Research	NA
Needham	NA

* NA means not available.

The disclosure under the heading “Summary of Material II-VI Financial Analyses” beginning on page 110 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the seventh, eighth and ninth paragraphs under that heading (such paragraph beginning on page 111 and continuing on to page 112) in their entirety with the following:

Discounted Cash Flow Analysis. BofA Securities performed a discounted cash flow analysis of II-VI to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that II-VI was forecasted to generate during II-VI’s third and fourth quarters of fiscal year 2021 and fiscal years 2022 through 2026 based on the adjusted II-VI forecasts. BofA Securities calculated terminal values for II-VI by applying to II-VI’s estimated standalone unlevered, after-tax free cash flow of $968 million for the terminal year a range of perpetuity growth rates of 2.5% to 3.5%, which perpetuity growth rates were selected based on BofA Securities’ professional judgment and experience. The cash flows and terminal values were then discounted to present value, assuming mid-year convention, as of December 31, 2020 using discount rates ranging from 7.0% to 9.0%, which were based on an estimate of II-VI’s weighted average cost of capital, derived using the capital asset pricing model, which took into account, among other things, risk free rate, unlevered beta, and historical equity risk premium and BofA Securities’ professional judgment and experience. From the resulting enterprise values, BofA Securities subtracted net debt of $689 million to derive equity values.

This analysis indicated the following approximate implied per share equity value reference ranges for II-VI (rounded to the nearest $0.25), as compared to the closing price of II-VI common stock on March 23, 2021:

Implied Per Share Equity Value Reference Range for II-VI	Closing Trading Price of II-VI on March 23, 2021
$99.00 - $182.50	$65.85

Other Factors. BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•	the trading range for II-VI common stock for the 12-month period as of March 23, 2021, which was $24.25 to $99.58 per share; and

•

the following publicly available equity research analyst price targets for the II-VI common stock available as of March 23, 2021, and noted that the range of such price targets (discounted one year by 8.0% cost of equity) was $66.75 to $140.75 per share:

Firm	Price Target
Cowen & Company	$124.00
Loop Capital Markets	$118.00
Northland Securities	$72.00
Raymond James	NA
Canaccord Genuity	$152.00
Morgan Stanley	$88.00

Firm	Price Target
J.P. Morgan	$105.00
The Benchmark Company	$105.00
Craig Hallum Capital Group	$120.00
Susquehanna	$100.00
B Riley Securities	$77.00
Piper Sandler Companies	$110.00
DA Davidson	$110.00
Stifel Nicolaus	$110.00
Needham	$105.00
Citi	$115.00
Barclays	$105.00

* NA means not available.

The disclosure under the heading “Summary of Material Relative Financial Analyses” beginning on page 112 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the first and second paragraphs under that heading in their entirety with the following:

Pro Forma Analysis. BofA Securities performed a pro forma analysis to calculate the theoretical change in value for Coherent stockholders resulting from the merger based on a comparison of (i) the pro forma ownership by Coherent stockholders of the combined company following the merger and (ii) the 100% ownership by Coherent stockholders of the Coherent common stock on a standalone basis. For Coherent on a standalone basis, BofA Securities used the reference range obtained in its discounted cash flow analysis described above under “—Summary of Material Coherent Financial Analyses—Discounted Cash Flow Analysis.” BofA Securities then calculated the implied pro forma equity value per share of Coherent common stock resulting from the merger as follows:

(a)	the implied equity value of Coherent on a standalone basis plus the implied equity value of II-VI on a standalone basis (each as calculated using the discounted cash flow analysis described above);

(b)

plus the implied equity value of net estimated cost savings to the combined company applying a perpetuity growth rate of 3.0% to 4.0% and a discount rate range of 8.5% to 11.5% (based on the perpetuity growth rates and discount rates used in the discounted cash flow analysis with respect to Coherent as described above);

(c)	less the decrease in cash from the merger to the combined company; and

(d)	plus $220.00 cash per share included in the merger consideration.

This analysis yielded the following implied per share equity value reference ranges for Coherent common stock on a standalone basis and, assuming pro forma ownership by Coherent stockholders set forth in the table below, for the combined company, excluding payment in kind interest payable on the II-VI Series B convertible preferred stock (rounded to the nearest $0.25):

	Per Share Equity Value Reference Ranges for Coherent Common Stock
	Low	Midpoint	High
Standalone	$104.75	$136.50	$196.25
Pro Forma(1)	$286.75	$315.75	$367.75
Coherent Stockholders Ownership(1)	15.8%	13.9%	13.8%

(1)	Treats shares of II-VI Series B convertible preferred stock as debt in the event that such preferred stock is out of the money.

The disclosure under the heading “Financial Analyses Regarding Coherent” beginning on page 118 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the ninth paragraph under that heading (such paragraph beginning on page 120) in its entirety with the following:

Discounted Cash Flow Analysis Regarding Coherent. Credit Suisse also performed a discounted cash flow analysis with respect to Coherent by calculating the estimated net present value of the projected after-tax, unlevered free cash flows of Coherent, treating stock-based compensation as a cash expense, based on the Coherent management case prospective financial information. Credit Suisse applied, based on its experience and professional judgment, a range of terminal value multiples of 10.0x to 12.0x to the Coherent Adjusted EBITDA estimate for the fiscal year ending September 2026 and discount rates ranging from 8.5% to 10.5% derived from a weighted average cost of capital calculation, by application of the capital asset pricing model. The discounted cash flow analysis indicated the following approximate implied equity value per share reference range for Coherent common stock, as compared to the implied value of the merger consideration:

Implied Per Share Equity Value Reference Range	Per Share Price Implied by Merger Consideration
$163.89 - $209.68	$281.21

The disclosure under the heading “Other Matters” beginning on page 122 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the second paragraph under that heading (such paragraph beginning on page 123) in their entirety with the following:

Credit Suisse and its affiliates may in the future provide investment banking and other financial advice and services to Coherent, II-VI and their respective affiliates for which advice and services Credit Suisse and its affiliates would expect to receive compensation. Credit Suisse and its affiliates have provided and currently are providing investment banking and other financial advice and services to Bain Capital, LP and its affiliates, one of which is providing financing to II-VI, for which advice and services Credit Suisse and its affiliates have received and would expect to receive compensation, including, during the past two years, having provided such advice and services for which Credit Suisse and its affiliates received aggregate fees of less than $50 million.

The disclosure under the heading “Opinions of BofA Securities” on page 20 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the last sentence of the first paragraph under that heading with the following:

Coherent has agreed to pay BofA Securities for its services in connection with the merger an aggregate fee currently estimated to be approximately $57,700,000 based on the aggregate value of the consideration estimated to be paid in connection with the merger taking into account the closing price of II-VI common stock on April 23, 2021, a total of $2 million of which was paid upon rendering two opinions in connection with the January 18 Lumentum Merger Agreement (as defined below) and the March 9 Lumentum Merger Agreement (as defined below), $1 million of which was paid in connection with its opinion dated March 24, 2021 and the remainder of which is contingent upon the completion of the merger.

The disclosure under the heading “Miscellaneous” on page 113 of the joint proxy statement/prospectus is hereby amended and supplemented by replacing the fourth paragraph under that heading in its entirety with the following:

Coherent has agreed to pay BofA Securities for its services in connection with the merger an aggregate fee currently estimated to be approximately $57,700,000 based on the aggregate value of the consideration estimated to be paid in connection with the merger taking into account the closing price of II-VI common stock on April 23, 2021, a total of $2 million of which was paid upon rendering two opinions in connection with the January 18 Lumentum Merger Agreement and the March 9 Lumentum Merger Agreement, $1 million of which was paid in connection with its opinion dated March 24, 2021 and the remainder of which is contingent upon the completion of the merger. Coherent also has agreed to reimburse BofA Securities for its reasonable expenses incurred in connection with BofA Securities’ engagement and to indemnify BofA Securities, its affiliates, and each of their respective directors, officers, employees and agents and each other controlling person of BofA Securities or any of its affiliates against specified liabilities, including liabilities under the federal securities laws.

Forward-Looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

II-VI and Coherent believe that all forward-looking statements made in this document have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this communication include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the proposed transaction between II-VI and Coherent, and the remaining equity investment by an affiliate of Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the proposed transaction, including the receipt by either party of an unsolicited proposal from a third party; (iv) II-VI’s ability to finance the proposed transaction, the substantial indebtedness II-VI expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the combined company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the proposed transaction; (viii) the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of II-VI and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (x) the ability of II-VI and Coherent to retain and hire key employees; (xi) the purchasing patterns of customers and end users; (xii) the timely release of new products, and acceptance of such new products by the market; (xiii) the introduction of new products by competitors and other competitive responses; (xiv) II-VI’s and Coherent’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xv) II-VI’s and Coherent’s ability to devise and execute strategies to respond to market conditions; (xvi) the risks to anticipated growth in industries and sectors in which II-VI and Coherent operate; (xvii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xviii) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xix) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise; (xx) pricing trends, including II-VI’s and Coherent’s ability to achieve economies of scale; and/or (xxi) uncertainty as to the long-term value of II-VI common stock. Both II-VI and Coherent disclaim any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC, and thereafter amended, in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II-VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II-VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Neither II-VI nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 27, 2021 (as amended on May 4, 2021), that includes a joint proxy statement of II-VI and Coherent and that also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the proposed transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This communication is not a substitute for the Form S-4, the definitive joint proxy statement/prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at https://ii-vi.com/investor-relations. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at https://investor.coherent.com.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC (including the definitive joint proxy statement/prospectus and Form S-4). Nonetheless, II-VI, Coherent and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about II-VI’s executive officers and directors and their ownership of II-VI common stock can be found in II-VI’s proxy statement for its 2020 annual meeting, which was filed with the SEC on September 29, 2020 and in II-VI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 26, 2020. Information about Coherent’s executive officers and directors and their ownership of Coherent common stock can be found in Coherent’s proxy statement for its 2021 annual meeting, which was filed with the SEC on March 19, 2021 and in Coherent’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, which was filed with the SEC on December 1, 2020 (and amended on February 1, 2021). Additional information regarding the interests of such potential participants is included the definitive joint proxy statement/prospectus and relevant other documents to be filed with the SEC when such other documents become available. These documents may be obtained free of charge from the SEC’s website, II-VI or Coherent using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: June 17, 2021	By:	/s/ Jo Anne Schwendinger
Jo Anne Schwendinger
Chief Legal and Compliance Officer